          The Universal Institutional Funds, Inc. High Yield Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                   Amount of     % of
                                      Offering      Total           Shares     Offering   % of Funds
    Security    Purchase/   Size of   Price of    Amount of       Purchased   Purchased     Total                     Purchased
   Purchased    Trade Date  Offering   Shares      Offering        By Fund     By Fund     Assets        Brokers        From
--------------- ---------- ---------- -------- -----------------  ---------- ----------- ------------  -------------  ---------

Israel Electric 05/01/08   $99.831000    -     $1,000,000,000.00  200,000.00    0.02%       0.53%      Citi,          Lehman
 Corp. Ltd Note                                                                                        JPMorgan,      Brothers
   7.250% due                                                                                          Merrill
   1/15/2019                                                                                           Lynch & Co.,
                                                                                                       Lehman
                                                                                                       Brothers,
                                                                                                       Morgan
                                                                                                       Stanley

    Newfield    05/05/08    $100.00      -       $600,000,000      35,000       0.00%       0.09%      JPMorgan,      JPMorgan
Exploration Co.                                                                                        BMO Capital    Securities
Note 7.125% due                                                                                        Markets,
   5/15/2018                                                                                           RBS
                                                                                                       Greenwich
                                                                                                       Capital,
                                                                                                       Banc of
                                                                                                       America
                                                                                                       Securities
                                                                                                       LLC, BBVA
                                                                                                       Securities,
                                                                                                       Fortis
                                                                                                       Securities
                                                                                                       LLC, Mizuho
                                                                                                       Securities
                                                                                                       USA Inc.,
                                                                                                       Wedbush
                                                                                                       Morgan
                                                                                                       Securities
                                                                                                       Inc.,
                                                                                                       CALYON,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       DnB NOR
                                                                                                       Markets

    Directv     05/07/08    $100.00      -     $1,500,000,000.00   265,000      0.01%       0.71%      Banc of        JPMorgan
    Holdings                                                                                           America        Securities
 LLC/Directv F                                                                                         Securities
Note 7.625% due                                                                                        LLC, Credit
   5/15/2016                                                                                           Suisse,
                                                                                                       JPMorgan
                                                                                                       Securities,
                                                                                                       Morgan
                                                                                                       Stanley

  CSC Holdings  05/28/08    $100.00      -     $500,000,000.00    90,000       0.01%       0.24%       Banc of        Banc of
   Inc. Note                                                                                           America        America
   8.500% due                                                                                          Securities
   6/15/2015                                                                                           Ltd,
                                                                                                       Citigroup
                                                                                                       Glohal
                                                                                                       Markets
                                                                                                       Ltd,
                                                                                                       JPMorgan,
                                                                                                       Merrill Lynch
                                                                                                       & Co.,
                                                                                                       Credit
                                                                                                       Suisse, GE
                                                                                                       Capital
                                                                                                       Markets
                                                                                                       Inc., BNP
                                                                                                       Paribas,
                                                                                                       Deutsche
                                                                                                       Bank
                                                                                                       Securities
                                                                                                       Inc. Fortis
                                                                                                       Securities,
                                                                                                       Goldman
                                                                                                       Sachs &
                                                                                                       Co.,
                                                                                                       Greenwich
                                                                                                       Capital
                                                                                                       Markets
                                                                                                       Inc.,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Piper
                                                                                                       Jaffray &
                                                                                                       Co., Scotia
                                                                                                       Capital
                                                                                                       Inc.,
                                                                                                       SunTrust
                                                                                                       Robinson
                                                                                                       Humphrey,
                                                                                                       Wedbush
                                                                                                       Morgan
                                                                                                       Securities
                                                                                                       Inc.